UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – May 27, 2014

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01	Regulation FD Disclosure.

On May 27, 2014, Extended Stay America, Inc. issued a press release announcing that its subsidiary, ESH Hospitality, Inc. (together with Extended Stay America, Inc., the “Company”), is seeking to raise a $375 million Senior Secured Term Loan (the “Term Loan”) to refinance the existing outstanding $365 million of its mezzanine debt and pay related transaction fees and expenses. The consummation of the Term Loan and proposed refinancing of the mezzanine debt are subject to a number of factors, and we cannot assure you that we will consummate the Term Loan or refinance the mezzanine debt on favorable terms or at all. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 7.01.

In connection with the proposed Term Loan, the Company intends to make a presentation to prospective lenders. Certain of the lender presentation slides are furnished as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein. The information contained in Exhibit 99.2 constitutes only a portion of the lender presentation and is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make by press release or otherwise from time to time. Such information speaks as of the date of this Current Report on Form 8-K. While the Company may elect to update the attached materials in the future to reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so, except as may be required by law.

The information in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) is being furnished pursuant to Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a determination or admission by the Company that this information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

99.1	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated May 27, 2014, announcing launch of syndication of senior secured term loan.

99.2	Certain slides of the lender presentation, dated May 27, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: May 27, 2014	By:	/s/ Ross W. McCanless
	Name:	Ross W. McCanless
	Title:	Chief Legal Officer and General Counsel

ESH HOSPITALITY, INC.

Date: May 27, 2014	By:	/s/ Ross W. McCanless
	Name:	Ross W. McCanless
	Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated May 27, 2014, announcing launch of syndication of senior secured term loan.

99.2	Certain slides of the lender presentation, dated May 27, 2014.